Exhibit 10.1

Execution Version

FIFTH AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT

This FIFTH AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Agreement”), dated as of November 1, 2024, by and among REDWOOD ENHANCED INCOME CORP., a Maryland corporation (the “Borrower”), the Lenders (as defined below) party hereto and ING CAPITAL LLC (“ING”), in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”), relating to the SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of April 6, 2022 (as amended by the Incremental Commitment and Assumption Agreement and First Amendment to Senior Secured Revolving Credit Agreement, dated as of May 13, 2022, as further amended by the Second Amendment to Senior Secured Revolving Credit Agreement and First Amendment to Guarantee, Pledge and Security Agreement, dated as of June 15, 2022, as further supplemented by the Incremental Commitment and Assumption Agreement, dated as of August 26, 2022, as further amended by the Third Amendment to Senior Secured Revolving Credit Agreement, dated as of November 22, 2023, as further supplemented by the Incremental Commitment Agreement, dated as of January 17, 2024, as further amended by the Fourth Amendment to Senior Secured Revolving Credit Agreement, dated as of July 2, 2024, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended hereby, the “Credit Agreement”), among the Borrower, the Administrative Agent and the banks and other financial institutions or entities from time to time party thereto as Lenders (the “Lenders”).

The Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Existing Credit Agreement, and the Lenders party hereto and the Administrative Agent have agreed to do so on the terms and subject to the conditions contained in this Agreement.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement. The rules of construction set forth in Section 1.03 of the Existing Credit Agreement shall apply equally to this Agreement. This Agreement shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 2. Amendments to Credit Agreement. Subject to the terms and conditions set forth in Section 3 of this Agreement and in reliance upon the representations and warranties made by the Borrower in Section 4 of this Agreement:

(a)            the definition of “Revolver Termination Date” in Section 1.01 of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

““Revolver Termination Date” means the date that is the earliest to occur of (i) April 6, 2026, (ii) the Commitment Period Expiration Date, (iii) a Change in Management and (iv) the termination in full of the Commitments in accordance with this Agreement, in each case unless extended with the consent of each Lender in its sole and absolute discretion.”

(b)            the definition of “LTV Transaction” in Section 5.13 of the Existing Credit Agreement is hereby amended by adding the following sentence after the last sentence thereof:

“For the purposes of this definition, “enterprise value” shall be determined in a manner consistent with the methodology outlined in paragraph 20 of Schedule 1.01(d).”

(c)            the definition of “Permitted Prior Working Capital Lien” in Section 5.13 of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

““Permitted Prior Working Capital Lien” means, with respect to a Portfolio Company that is a borrower under a Bank Loan or debt security issued by public or private issuers issued pursuant to an effective registration statement or pursuant to Rule 144A under the Securities Act (or any successor provision thereunder), a security interest to secure a working capital facility for such Portfolio Company in the accounts receivable and/or inventory (and accounts and other assets associated therewith and the proceeds thereof) of such Portfolio Company and any of its subsidiaries that are guarantors of such working capital facility; provided that (i) such Bank Loan or debt security issued by public or private issuers issued pursuant to an effective registration statement or pursuant to Rule 144A under the Securities Act (or any successor provision thereunder) has a second priority lien (or, with respect to a Second Lien Bank Loan, a third priority lien) on such accounts receivable and inventory (and accounts and other assets associated therewith and the proceeds thereof), (ii) such working capital facility is not secured by any other assets (other than a junior priority lien, subject to the first and/or second priority lien of any Bank Loans or debt securities issued by public or private issuers issued pursuant to an effective registration statement or pursuant to Rule 144A under the Securities Act (or any successor provision thereunder), on any other assets) and does not benefit from any standstill rights or other agreements (other than reasonable and customary rights) with respect to any other assets and (iii) the greater of (x) the aggregate outstanding principal amount of such working capital facility as of the date of determination and (y) the average aggregate outstanding principal amount of such working capital facility for the twelve month period then ending as of the date of determination (or, if such loan has not been outstanding for twelve months, the period commencing on the initial closing date of such loan and ending on the date of determination), is not at any time greater than 15% of the aggregate enterprise value of the Portfolio Company (as determined in a manner consistent with the methodology outlined in paragraph 20 of Schedule 1.01(d)).”

(d)            the definition of “Recurring Revenue Transaction” in Section 5.13 of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

““Recurring Revenue Transaction” means any transaction that is structured as a recurring revenue loan that (a) is in the technology and/or software industry and in the subscription business (as reasonably determined in good faith by the Borrower), (b) has a loan to enterprise value ratio (determined in a manner consistent with the methodology outlined in paragraph 20 of Schedule 1.01(d)) not greater than 65% and (c) at the time of the origination of the loan, does not have a debt to recurring revenue ratio of greater than 3.00 to 1.00.”

(e)            Paragraph (6) of Schedule 1.01(d) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(6)          Other than an LTV Transaction, any Portfolio Company of such Portfolio Investment with trailing 24-month EBITDA of less than $25,000,000 as calculated by the Borrower in a commercially reasonable manner satisfies at least one of the following two conditions at all times: (i) a total leverage ratio (based on trailing 12-month or 4-quarter, as applicable, EBITDA) as calculated by the Borrower in a commercially reasonable manner of less than 4.50x, or (ii) a loan (through the Borrower’s or Obligor’s exposure) to enterprise value ratio of not more than 65% (determined in a manner consistent with the methodology outlined in paragraph (20) below.”

(f)             Paragraph (20) of Schedule 1.01(d) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(20)        The “enterprise value” of an issuer of a Portfolio Investment to be used for purposes of this Agreement (including, without limitation, for purposes of the condition set forth in clause (iii) of the definition of “Permitted Prior Working Capital Lien”) shall be the value determined by an Approved Third-Party Appraiser or the Independent Valuation Provider in the most recent valuation report provided in connection with such Portfolio Investment pursuant to Section 5.12(b)(ii) (except that, prior to the delivery of the first valuation report of an Approved Third-Party Appraiser or the Independent Valuation Provider for such Portfolio Investment pursuant to Section 5.12(b)(ii), the enterprise value of the issuer of such Portfolio Investment may be determined by the Borrower in a commercially reasonable manner); provided that if the issuer of such Portfolio Investment is publicly traded, the enterprise value of such issuer shall be determined using the public market capitalization thereof; and provided, further, that if market quotations are available for such Portfolio Investment and the issuer of such Portfolio Investment is not publicly traded, the Borrower shall determine the enterprise value of such issuer in a commercially reasonable manner; and”

SECTION 4. Conditions Precedent to Amendment. This Agreement shall become effective on and as of the Business Day (the “Effective Date”) occurring on which the following conditions precedent have been satisfied (unless a condition shall have been waived in accordance with Section 9.02 of the Existing Credit Agreement):

(b)            the Administrative Agent shall have received each of the following documents:

(i)            counterparts of (i) this Agreement, executed by each party hereto, and (ii) the fee letter, dated the date hereof, by and among the Borrower and the Administrative Agent (the “Extension Fee Letter”), executed by each party thereto;

(ii)            a favorable written opinion (addressed to the Administrative and the Lenders and dated the Effective Date) of Dechert LLP, counsel for the Borrower, in form and substance reasonably satisfactory to the Administrative Agent and covering such matters as the Administrative Agent may reasonably request (and the Borrower hereby instructs such counsel to deliver such opinion to the Administrative Agent and the Lenders); and

(iii)            a certificate of the secretary or assistant secretary of the Borrower, dated the Effective Date, certifying that attached thereto are (1) true and complete copies of the Constituent Documents of the Borrower certified as of a recent date by the appropriate governmental official (or that the Constituent Documents of the Borrower have not changed since previously delivered to the Administrative Agent), (2) signature and incumbency certificates of the officers of the Borrower executing this Agreement, (3) true and complete resolutions of the Board of Directors of the Borrower approving and authorizing the execution, delivery and performance of this Agreement and the Credit Agreement, as applicable, and that such resolutions are in full force and effect without modification or amendment, (4) a good standing certificate from the applicable Governmental Authority of the Borrower’s jurisdiction of incorporation and in each jurisdiction in which it is qualified as a foreign corporation or other entity to do business, each dated a recent date prior to the Effective Date, and (5) such other documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, and the authorization of the transactions contemplated by this Agreement, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel;

(c)            the Borrower shall have paid, or substantially concurrently with the Effective Date is paying, Fried, Frank, Harris Shriver & Jacobson LLP, counsel for the Administrative Agent, for its reasonable and documented fees, charges and disbursements related to this Agreement invoiced at least one (1) Business Day prior to the Effective Date; and

(d)            prior to or substantially concurrently with the Effective Date, the Administrative Agent shall have received (i) all fees required to be paid by the Borrower on the Effective Date pursuant to the Extension Fee Letter, and (ii) pursuant to and to the extent required under Section 9.03 of the Existing Credit Agreement, all other reasonable and documented out-of-pocket fees and expenses related to this Agreement due and owing on the Effective Date.

SECTION 5. Representations and Warranties of the Borrower. To induce the other parties hereto to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent and the Lenders that, as of the Effective Date:

(a)            This Agreement has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of such enforceability is considered in a proceeding in equity or at law). The Credit Agreement constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of such enforceability is considered in a proceeding in equity or at law).

(b)            Each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which is true and correct in all respects) on and as of the Effective Date as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

(c)            No Default or Event of Default has occurred and is continuing on the Effective Date.

SECTION 6. Consent and Reaffirmation. The Borrower (i) agrees that, notwithstanding the effectiveness of this Agreement, the Guarantee and Security Agreement and each of the other Security Documents continue to be in full force and effect, and (ii) confirms its grant of a security interest in its assets as Collateral for the Secured Obligations, all as provided in the Loan Documents. On the Effective Date, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Existing Credit Agreement as modified by this Agreement and each reference to the Existing Credit Agreement in any other Loan Document shall mean the Existing Credit Agreement as modified hereby.

SECTION 7. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Existing Credit Agreement.

SECTION 8. Expenses. Pursuant to and to the extent set forth in Section 9.03 of the Existing Credit Agreement, the Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with this Agreement, that are due and owing as of the date hereof, in accordance with the Existing Credit Agreement, including the reasonable and documented out-of-pocket fees, charges and disbursements of one outside counsel for the Administrative Agent.

SECTION 9. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 10. Applicable Law; Jurisdiction; Consent to Service of Process; Etc. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. THE PROVISIONS OF SECTIONS 9.09(b), (c) and (d) OF THE EXISTING CREDIT AGREEMENT (AND ALL OTHER APPLICABLE PROVISIONS OF ARTICLE IX OF THE EXISTING CREDIT AGREEMENT) ARE HEREBY INCORPORATED BY REFERENCE.

SECTION 11. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.

SECTION 12. Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 13. No Third Party Beneficiaries. This Agreement is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any other person or entity. No person or entity other than the parties hereto shall have any rights under or be entitled to rely upon this Agreement.

SECTION 14. Electronic Execution of Documents. The words “execution,” “execute”, “signed”, “signature” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized representatives as of the day and year first above written.

REDWOOD ENHANCED INCOME CORP.,
as Borrower

By:	/s/ Sean Sauler
Name:	Sean Sauler
Title:	Co-President

[Signature Page to Fifth Amendment – Redwood Enhanced Income Corp.]

ING CAPITAL LLC, as Administrative Agent,
Issuing Bank and a Lender

By:	/s/ Grace Fu
Name:	Grace Fu
Title:	Managing Director

By:	/s/ Richard Troxel
Name:	Richard Troxel
Title:	Director

[Signature Page to Fifth Amendment – Redwood Enhanced Income Corp.]

BANK OF HOPE,
as a Lender

By:	/s/ Manjula Jayasinghe
Name:	Manjula Jayasinghe
Title:	SVP – Corporate and Institutional Banking Group

[Signature Page to Fifth Amendment – Redwood Enhanced Income Corp.]

CIT Finance LLC,
as a Lender

By:	/s/ Craig Hopper
Name:	Craig Hopper
Title:	Director

[Signature Page to Fifth Amendment – Redwood Enhanced Income Corp.]

EVERBANK, N.A.,
as a Lender

By:	/s/ Frank Martino
Name:	Frank Martino
Title:	Director

[Signature Page to Fifth Amendment – Redwood Enhanced Income Corp.]

FIRST FOUNDATION BANK,
as a Lender

By:	/s/ Nicole Barber
Name:	Nicole Barber
Title:	VP – Corporate Banker

[Signature Page to Fifth Amendment – Redwood Enhanced Income Corp.]

MITSUBISHI HC CAPITAL AMERICA, INC.,
as a Lender

By:	/s/ James M. Giamo
Name:	James M. Giaimo
Title:	CCO - CF

[Signature Page to Fifth Amendment – Redwood Enhanced Income Corp.]

APPLE BANK,
as a Lender

By:	/s/ Joseph K. Kotusky
Name:	Joseph K. Kotusky
Title:	First Vice President

[Signature Page to Fifth Amendment – Redwood Enhanced Income Corp.]